Exhibit 99.1

WAIVER TO

CREDIT AGREEMENT

WAIVER, dated as of May 11, 2009 (this “Waiver”), to the Credit Agreement, dated as of May 15, 2007 (the “Credit Agreement”), by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), Wells Fargo Foothill, Inc., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), Dune Energy, Inc., a Delaware corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages thereof as a Borrower (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), and each of Parent’s Subsidiaries identified on the signature pages thereof as a Guarantor (such Subsidiaries are referred to hereinafter each individually as a “Guarantor”, and individually and collectively, jointly and severally, as the “Guarantors”; and together with Borrowers, each a “Loan Party” and collectively, the “Loan Parties”).

WHEREAS, certain holders of the Parent’s Preferred Stock have notified the Parent that they have elected to convert approximately $5,100,000 of such Preferred Stock to common Stock of the Parent; and

WHEREAS, the Agent and the Lenders are willing to waive any Events of Default under the Credit Agreement which may arise as a result of such conversion.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Definitions. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Credit Agreement.

2. Consent and Waiver.

(a) Pursuant to the request of Borrowers and in accordance with Section 14.1 of the Credit Agreement, the Agent and the Required Lenders hereby consent to and waive any Event of Default that has or would otherwise arise under Section 7.2 of the Credit Agreement by reason of the failure of Loan Parties to comply with Section 6.8 of the Credit Agreement as a result of certain holders of the Parent’s Preferred Stock converting approximately $5,100,000 of such Preferred Stock to common Stock of the Parent and the resulting Change of Control; provided that such waiver shall only be effective until June 9, 2009, unless on or prior to such date, the Loan Parties, the Agent and the Required Lenders have either (x) extended the period for which the waiver is effective or (y) executed an amendment to the Credit Agreement that, among other things, amends the definition of Change of Control.

(b) The waiver in this Section 2 shall be effective only in this specific instance and for the specific purpose set forth herein and does not allow for any other or further departure from the terms and conditions of the Credit Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

3. Conditions to Effectiveness. The effectiveness of this Waiver is subject to the fulfillment, in a manner satisfactory to the Agent and the Lenders, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Agent and the Lenders is hereinafter referred to as the “Waiver Effective Date”):

(a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Section 4 of the Credit Agreement and in each other Loan Document and certificate or other writing delivered to the Agent and the Lenders pursuant hereto on or prior to the Waiver Effective Date shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) after giving effect to this Waiver on and as of the Waiver Effective Date as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date), and no Default or Event of Default shall have occurred and be continuing on the Waiver Effective Date or would result from this Waiver becoming effective in accordance with its terms (except as expressly waived herein).

(b) Execution of Waiver. The Agent and the Required Lenders shall have executed this Waiver and shall have received a counterpart to this Waiver, duly executed by the Borrowers and each Guarantor.

4. Representations and Warranties. Each of the Borrowers and the Guarantors represents and warrants as follows:

(a) The execution, delivery and performance by the Borrowers or such Guarantor of this Waiver (including, without limitation, Section 5) and the performance by the Borrowers or such Guarantor of the Credit Agreement, as amended hereby, have been duly authorized by all necessary action, and the Borrowers or such Guarantor has all requisite power, authority and legal right to execute, deliver and perform this Waiver (including, without limitation, Section 5) and to perform the Credit Agreement, as amended hereby.

(b) This Waiver and the Credit Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrowers or such Guarantor, enforceable against the Borrowers or such Guarantor in accordance with the terms thereof, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(c) The representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) after giving effect to this Waiver on and as of the Waiver Effective Date as though made on and as of the Waiver Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default has occurred and is continuing on and as of the Waiver Effective Date, or would result from this Waiver becoming effective in accordance with its terms (except as expressly waived herein).

5. Release. Each of the Borrowers and the Guarantors may have certain Claims against the Released Parties, as those terms are defined below, regarding or relating to the Credit Agreement or the other Loan Documents. The Agent, the Lenders, the Borrowers and the Guarantors desire to resolve each and every one of such Claims in conjunction with the execution of this Waiver and thus each of the Borrowers and the Guarantors makes the releases contained in this Section 5. In consideration of the Agent and the Lenders entering into this Waiver and agreeing to substantial concessions as set forth herein, each of the Borrowers and the Guarantors hereby fully and unconditionally releases and forever discharges each of the Agent and the Lenders, and their respective directors, officers, employees, subsidiaries, branches, affiliates, attorneys, agents, representatives, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, from the beginning of the world to the date on which this Waiver is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which the Borrowers or the Guarantors has, had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the date on which this Waiver is executed, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the date on which this Waiver is executed, including the administration or enforcement of the Advances, the Obligations, the Credit Agreement or any of the Loan Documents (collectively, all of the foregoing, the “Claims”). Each of the Borrowers and the Guarantors represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts or acts of omissions of the Released Parties which on the date hereof would be the basis of a claim by the Borrowers or the Guarantors against the Released Parties which is not released hereby. Each of the Borrowers and the Guarantors represents and warrants that the foregoing constitutes a full and complete release of all Claims.

6. Miscellaneous.

(a) Continued Effectiveness of the Credit Agreement. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Waiver Effective Date (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Waiver, and (ii) all references in the other Loan Documents to the “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Waiver. To the extent that the Credit Agreement or any other Loan Document purports to pledge to Agent, or to grant to Agent, a security interest or lien, such pledge or grant is hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this Waiver shall not operate as an amendment of any right, power or remedy of the Agent and the Lenders (including the Issuing Lender) under the Credit Agreement or any other Loan Document, nor constitute an amendment of any provision of the Credit Agreement or any other Loan Document.

(b) Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Waiver by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Waiver.

(c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

(d) Costs and Expenses. The Borrowers agree to pay on demand all reasonable fees, costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this Waiver.

(e) No Waivers. Except as otherwise expressly provided herein, this Waiver is not a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Credit Agreement or any other Loan Document and the Agent and the Lenders expressly reserve all of their rights and remedies under the Credit Agreement and the other Loan Documents in respect of all such Defaults or Events of Default not waived or consented to hereby, under applicable law or otherwise.

(f) Waiver as Loan Document. The Borrowers and each Guarantor hereby acknowledge and agree that this Waiver constitutes a “Loan Document” under the Credit Agreement. Accordingly, it shall be an Event of Default under the Credit Agreement if (i) any representation or warranty made by the Borrowers or any Guarantor under or in connection with this Waiver shall have been untrue, false or misleading in any material respect when made, or (ii) the Borrowers or any Guarantor shall fail to perform or observe any term, covenant or agreement contained in this Waiver.

(g) Governing Law. This Waiver shall be governed by the laws of the State of New York.

(h) Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS WAIVER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered as of the date first above written.

BORROWERS:

DUNE ENERGY, INC., a Delaware corporation

By:	/s/ James A. Watt
Name:	James A. Watt
Title:	President and CEO

DUNE PROPERTIES, INC., a Texas corporation

By:	/s/ James A. Watt
Name:	James A. Watt
Title:	President

VAQUERO PARTNERS LLC, a Texas limited liability company

By:	/s/ James A. Watt
Name:	James A. Watt
Title:	President and Manager

GUARANTORS:

DUNE OPERATING COMPANY, a Texas corporation

By:	/s/ James A. Watt
Name:	James A. Watt
Title:	President

DUNE GC HOLDINGS, INC., a Delaware corporation

By:	/s/ James A. Watt
Name:	James A. Watt
Title:	President

AGENT AND LENDER:

WELLS FARGO FOOTHILL, INC., a California corporation, as Agent and as a Lender

By:	/s/ William M. Plough
Name:	William M. Plough
Title:	Vice President